UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 23, 2021 (December 17, 2021)

WOLVERINE WORLD WIDE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-06024	38-1185150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9341 Courtland Drive N.E., Rockford, Michigan	49351
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (616) 866-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $1 Par Value	WWW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

  On December 17, 2021, Wolverine World Wide, Inc. (the “Company”), and Brendan Hoffman, currently the Company’s President, entered into an Amendment (the “Amendment”) to the Employment Agreement between Mr. Hoffman and the Company dated August 7, 2020 (the “Employment Agreement”).  The changes to the Employment Agreement pursuant to the Amendment will be effective as of January 2, 2022, and provide, among other changes, that Mr. Hoffman shall serve as the President and Chief Executive Officer of the Company, with a base salary of $1,000,000 per annum, and he will be enrolled in the Company’s Executive Short-Term Incentive Plan at the target rate of 120%.  If Mr. Hoffman’s employment is terminated by the Company without cause, or by Mr. Hoffman with good reason, he will receive severance equal to eighteen months of his then-current base salary, offset by the amount of salary and guaranteed compensation, if any, he is entitled to from another employer, and the other payments and benefits described in the Employment Agreement, as amended by the Amendment.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the complete text of the  Employment Agreement and the Amendment.  The Amendment is filed as an exhibit to this Current Report.  The Employment Agreement is filed as an exhibit to the Company’s Annual Report on Form 10-K, filed on February 26, 2021.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

	10.1	Amendment to Employment Agreement by and between the Company and Brendan Hoffman, dated December 17, 2021

	104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

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 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 23, 2021	WOLVERINE WORLD WIDE, INC. (Registrant)

/s/ Michael D. Stornant
Michael D. Stornant
Senior Vice President, Chief Financial Officer and Treasurer

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